Exhibit 31.1

                         CERTIFICATION

I, Helena R. Santos, certify that:

1.	I have reviewed this report on Form 10-Q for the quarter ended
December 31, 2011 of Scientific Industries, Inc., a smaller reporting company (the "Registrant");

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other
financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this report;

4.	I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-
15(e) and 15d-15(e) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15 (f) and 15d-15(f) for the Registrant and have:

a)	Designed such internal disclosure and procedures, or caused such controls and procedures to be designed under my supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;
b)	Designed such internal control over financial reporting, or
caused such internal control over financial reporting to be
designed under my supervision, to provide reasonable assurance, regarding the reliability of financial reporting and the
preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
c)	Evaluated the effectiveness of the Registrant's disclosure
controls and procedures and presented in this report my
conclusions about the effectiveness of the disclosure
controls and procedures, as of the end of the period covered by this report based on such evaluation; and
d)	Disclosed in this report any change in the Registrant's
internal control over financial reporting that occurred during the Registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to affect, the Registrant's internal control over financial reporting; and

5.	I have disclosed, based on my most recent evaluation of internal controls over financial reporting, to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent functions):

a)	All significant deficiencies and material weaknesses in the
design or operation of internal controls over financial
reporting which are reasonably likely to adversely affect
the Registrant's ability to record, process, summarize and
report financial information; and
b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal controls over financial reporting.

February 14, 2012


/s/ Helena R. Santos
____________________

Helena R. Santos
Chief Executive Officer and Chief Financial Officer